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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                            -------------------------

                                    FORM 8-K

                            -------------------------

                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): May 23, 2003



                               LL&E ROYALTY TRUST
             (Exact name of Registrant as specified in its charter)


             TEXAS                         1-8518                76-6007940
(State or other jurisdiction of         (Commission           (I.R.S. Employer
 incorporation or organization)         File Number)         Identification No.)



      JPMORGAN CHASE BANK, TRUSTEE
      INSTITUTIONAL TRUST SERVICES
              700 LAVACA
            AUSTIN, TEXAS                                 78701
(Address of principal executive offices)                (Zip Code)


       Registrant's Telephone Number, including area code: (512) 479-2502


                                 NOT APPLICABLE
              (Former name, former address and former fiscal year,
                          if changed since last report)

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         c. Exhibits

            99.1   Press Release dated May 23, 2003.


ITEM 9.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         This Report on Form 8-K is being filed pursuant to Item 12, Results of Operations and Financial Condition, but is filed under Item 9 pursuant to the Commission's instructions issued March 27, 2003. The information furnished is not deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

         Attached as Exhibit 99.1 is a press release issued on behalf of the Registrant.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           LL&E ROYALTY TRUST


                                           By:  JPMorgan Chase Bank, as Trustee

                                                By: /s/ Mike Ulrich
                                                    ----------------------------
                                                Name:  Mike Ulrich
                                                Title: Senior Vice President

Date: May 23, 2003

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                                 Exhibit Index

Exhibit Number             Description
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
    99.1              Press Release dated May 23, 2003.